                                                         Exhibit 10

                NAVISTAR FINANCIAL CORPORATION
                         AND SUBSIDIARY

                        MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

10.1    Master Inter-company  Agreement dated as of April 26, 1993, between the  Corporation and  International.  Filed on Form
        8-K dated April 30, 1993.  Commission File No.  001-04146.

10.2    Inter-company  Purchase  Agreement  dated as of  April  26,
        1993,  between the Corporation and Truck Retail  Instalment
        Paper  Corp.  Filed  on Form  8-K  dated  April  30,  1993.
        Commission File No.  001-04146.

10.3    Pooling and Servicing  Agreement  dated as of June 8, 1995, among the  Corporation,  as  Servicer,  Navistar  Financial
        Securities  Corporation,  as  Seller,  The Chase  Manhattan
        Bank, as 1990 Trust  Trustee,  and The Bank of New York, as
        Master  Trust  Trustee.  Filed as Exhibit  4.1 to  Navistar
        Financial   Securities   Corporation's   Form   8-K   dated
        December 12, 2003.  Commission  File No. 033-87374.

10.4    Series  1995-1  Supplement  to the  Pooling  and  Servicing
        Agreement dated as of June 8, 1995,  among the Corporation, as Servicer,  Navistar Financial Securities Corporation, as
        Seller,  and The Bank of New York,  as Master Trust Trustee
        on behalf of the Series 1995-1 Certificate  holders.  Filed
        as   Exhibit   4.1   to   Navistar   Financial   Securities
        Corporation's  Form 8-K dated December 4, 2003.  Commission
        File No. 033-87374.

10.5    Series  1998-1  Supplement  to the  Pooling  and  Servicing
        Agreement   dated  as  of  July   17,   1998,   among   the
        Corporation,  as Servicer,  Navistar  Financial  Securities
        Corporation,  as  Seller,  and  the  Bank of New  York,  as
        Master  Trust  Trustee  on  behalf  of  the  Series  1998-1
        Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Securities  Corporation's Form 8-K dated December
        4, 2003.  Commission File No. 033-87374.

10.6    Certificate  Purchase  Agreement  dated as of  January  28,
        2000,  between Navistar Financial  Securities  Corporation,
        as  seller,  the  Corporation,   as  Servicer,   Receivable
        Capital  Corporation,  as the  Conduit  Purchaser,  Bank of
        America, National Association,  as administrative Agent for the Purchasers,  and Bank of America, National Association,
        as a  Committed  Purchaser.  Filed as  Exhibit  1.1 on Form
        8-K  dated   February   24,  2000.   Commission   File  No.
        033-87374.

10.7    Fourth  Amendment  to the Pooling and  Servicing  Agreement
        dated  as of  June  2,  2000,  among  the  Corporation,  as
        Servicer,  Navistar Financial  Securities  Corporation,  as
        Seller,  The Chase  Manhattan  Bank, as 1990 Trust Trustee,
        and The Bank of New York,  as Master Trust  Trustee.  Filed
        as   Exhibit   4.7   to   Navistar   Financial   Securities
        Corporation's  Form S-3/A  dated June 12, 2000.  Commission
        File No. 333-32960.

10.8    Fifth  Amendment  to the  Pooling and  Servicing  Agreement
        dated  as of July  13,  2000,  among  the  Corporation,  as
        Servicer,  Navistar Financial  Securities  Corporation,  as
        Seller,  The Chase  Manhattan  Bank, as 1990 Trust Trustee,
        and The Bank of New York,  as Master Trust  Trustee.  Filed
        as Exhibit  4.2 to  Navistar  Financial  Dealer Note Master
        Trust's Form 8-K dated July 14, 2000.  Commission  File No.
        033-36767-03.

10.9    Series  2000-1  Supplement  to the  Pooling  and  Servicing
        Agreement  dated  as  of  July  13,  2000,  among  Navistar
        Financial  Corporation,  as  Servicer,  Navistar  Financial
        Securities  Corporation,  as  Seller,  and the  Bank of New
        York,  as Master  Trust  Trustee  on  behalf of the  Series
        2000-1   Certificateholders.   Filed  as  Exhibit   4.1  to
        Navistar Financial Securities  Corporation's Form 8-K dated
        July 14, 2000.  Commission File No. 033-87374.

10.10   Servicing  Agreement dated as of October 16, 2000,  between
        the   Corporation,   as  Servicer,   and  Navistar  Leasing
        Corporation,  Harco  Leasing  Company,  Inc.,  Truck Retail
        Instalment  Paper Corp,  The Bank of New York as Collateral
        Agent,  and Bank One  National  Association,  as  Portfolio
        Trustee.  Filed as Exhibit 10.01 to the Corporation's  Form
        10-Q dated March 15, 2001.  Commission File No. 001-04146.

10.11   Receivables  Purchase  Agreement  dated as of  October  16,
        2000,  between Truck Retail  Instalment Paper Corp. and the
        Corporation.  Filed as Exhibit  10.02 to the  Corporation's
        Form  10-Q  dated  March  15,  2001.  Commission  File  No.
        001-04146.

10.12   Indenture  Agreement dated as of October 16, 2000,  between
        Truck Retail  Instalment  Paper Corp.,  as Issuer,  and The
        Bank of New York,  as Indenture  Trustee.  Filed as Exhibit
        10.03  to the  Corporation's  Form  10-Q  dated  March  15,
        2001.  Commission File No. 001-04146.

10.13   Series 2000-1  Supplement  dated as of October 16, 2000, to the  Indenture  also dated  October 16, 2000 between  Truck
        Retail  Instalment Paper Corp., as Issuer,  and The Bank of
        New York, as Indenture  Trustee.  Filed as Exhibit 10.04 to
        the   Corporation's   Form  10-Q  dated  March  15,   2001.
        Commission File No. 001-04146.

10.14   Credit Agreement dated as of December 8, 2000,  between the
        Corporation,   Arrendadora  Financiera  Navistar,  S.A.  de
        C.V.,  Servicios  Financieros  Navistar,  S.A. de C.V., and
        Navistar  Comercial,  S.A. de C.V., as  Borrowers,  and the
        Chase  Manhattan  Bank, as  Administrative  Agent,  Bank of
        America,  N.A., as Syndication  Agent, and the Bank of Nova
        Scotia,   as   Documentation   Agent,   with   respect   to
        $820,000,000   Revolving  Credit  and  Competitive  Advance
        Facility.  Filed  as  Exhibit  10.05  to the  Corporation's
        Form  10-Q  dated  March  15,  2001.  Commission  File  No.
        001-04146.

10.15   Security,  Pledge and Trust  Agreement  dated as of June 8,
        2001,  between the  Corporation  and Bankers Trust Company,
        as   Trustee,   pursuant   to  the  terms  of  the   Credit
        Agreement.  Filed as  Exhibit  10.01  to the  Corporation's
        Form 10-K dated  December  18,  2003.  Commission  File No.
        001-04146.

10.16   Purchase  Agreement dated as of April 27, 2001, between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2001-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated May 3, 2001.  Commission File
        No. 033-50291.

10.17   Pooling  and  Servicing  Agreement  dated as of  April  27,
        2001,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2001-A Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's  Form 8-K dated May 3, 2001.  Commission File
        No. 033-50291.

10.18   Trust  Agreement  dated  as  of  April  27,  2001,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,    and   Chase   Manhattan   Bank   USA,   National
        Association,  as Owner  Trustee,  with  respect to Navistar
        Financial  2001-A  Owner  Trust.  Filed as  Exhibit  4.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated May 3, 2001.  Commission File No. 033-50291.

10.19   Indenture  dated as of April  27,  2001,  between  Navistar
        Financial  2001-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2001-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        May 3, 2001.  Commission File No. 033-50291.

10.20   Supplement  No. 1, dated as of July 24, 2001,  to Indenture agreement  dated  October  16,  2000,  among  Truck  Retail
        Instalment  Paper Corp.  and The Bank of New York, to amend the  Indenture  to (i)  revise  the  definition  of "Series
        2000-1 Loss  Reserve  Specified  Balance",  and (ii) revise the  Amortization  Events filed on Form 8-K dated August 6,
        2001.  Filed on Form 8-K dated  August 6, 2001.  Commission
        File No. 001-04146.

10.21   Purchase  Agreement  dated as of November 1, 2001,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2001-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated November 6, 2001.  Commission
        File No. 033-50291.

10.22   Pooling  and  Servicing  Agreement  dated as of November 1,
        2001,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2001-B Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's  Form 8-K dated November 6, 2001.  Commission
        File No. 033-50291.

10.23   Trust  Agreement  dated as of  November  1,  2001,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,    and   Chase   Manhattan   Bank   USA,   National
        Association,  as Owner  Trustee,  with  respect to Navistar
        Financial  2001-B  Owner  Trust.  Filed as  Exhibit  4.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K  dated   November   6,   2001.   Commission   File  No.
        033-50291.

10.24   Indenture  dated as of November 1, 2001,  between  Navistar
        Financial  2001-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2001-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        November 6, 2001.  Commission File No. 033-50291.

10.25   Purchase  Agreement dated as of April 30, 2002, between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2002-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated May 3, 2002.  Commission File
        No. 033-50291.

10.26   Pooling  and  Servicing  Agreement  dated as of  April  30,
        2002,  among the  Corporation,  as  Servicer,  and Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Navistar  Financial  2002-A Owner Trust,  as Issuer.  Filed
        as Exhibit 4.1 to  Navistar  Financial  Retail  Receivables
        Corporation's  Form 8-K dated May 3, 2002.  Commission File
        No. 033-50291.

10.27   Trust  Agreement  dated  as  of  April  30,  2002,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,    and   Chase   Manhattan   Bank   USA,   National
        Association,  as Owner  Trustee,  with  respect to Navistar
        Financial  2002-A  Owner  Trust.  Filed as  Exhibit  4.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated May 3, 2002.  Commission File No. 033-50291.

10.28   Indenture  dated as of April  30,  2002,  between  Navistar
        Financial  2002-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2002-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        May 3, 2002.  Commission File No. 033-50291.

10.29   Supplement  No. 2, dated as of July 31, 2002,  to Indenture agreement  dated  October  16,  2000,  among  Truck  Retail
        Instalment  Paper Corp.  and The Bank of New York, to amend the  Indenture  to (i)  revise  the  definition  of "Series
        2000-1 Loss  Reserve  Specified  Balance,"  and (ii) revise the definition of "Reserve  Account  Trigger  Event." Filed on Form 8-K dated  November 27, 2002.  Commission  File No.
        001-04146.

10.30   Purchase  Agreement dated as of November 19, 2002,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2002-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's   Form   8-K   dated   November   25,   2002.
        Commission File No. 033-50291.

10.31   Pooling  Agreement dated as of November 19, 2002, among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2002-B  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K  dated   November   25,  2002.   Commission   File  No.
        033-50291.

10.32   Servicing  Agreement  dated as of November 19, 2002,  among
        the  Corporation,   as  Servicer,  and  Navistar  Financial
        Retail  Receivables  Corporation,  as Seller,  and Navistar
        Financial  2002-B Owner Trust, as Issuer.  Filed as Exhibit
        99.3   to    Navistar    Financial    Retail    Receivables
        Corporation's   Form   8-K   dated   November   25,   2002.
        Commission File No. 033-50291.

10.33   Trust  Agreement  dated as of November  19,  2002,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,    and   Chase   Manhattan   Bank   USA,   National
        Association,  as Owner  Trustee,  with  respect to Navistar
        Financial  2002-B  Owner  Trust.  Filed as  Exhibit  4.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K  dated   November   25,  2002.   Commission   File  No.
        033-50291.

10.34   Indenture dated as of November 19, 2002,  between  Navistar
        Financial  2002-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2002-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        November 25, 2002.  Commission File No. 033-50291.

10.35   Purchase  Agreement  dated as of June 5, 2003,  between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2003-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K  dated  June 11,  2003.  Commission
        File No. 033-50291.

10.36   Pooling  Agreement  dated  as of June 5,  2003,  among  the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2003-A  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated June 11, 2003.  Commission File No. 033-50291.

10.37   Servicing  Agreement  dated as of June 5,  2003,  among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2003-A  Owner  Trust,  as Issuer.  Filed as Exhibit 99.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated June 11, 2003.  Commission File No. 033-50291.

10.38   Trust Agreement dated as of June 5, 2003,  between Navistar
        Financial Retail  Receivables  Corporation,  as Seller, and
        Chase Manhattan Bank USA,  National  Association,  as Owner
        Trustee,  with respect to Navistar  Financial  2003-A Owner
        Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
        Receivables  Corporation's  Form 8-K dated  June 11,  2003.
        Commission File No. 033-50291.

10.39   Indenture  dated  as of  June  5,  2003,  between  Navistar
        Financial  2003-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2003-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        June 11, 2003.  Commission File No. 033-50291.

10.40   Series  2003-1  Supplement  to the  Pooling  and  Servicing
        Agreement,   dated  as  of  July  13,   2003,   among   the
        Corporation,  as Servicer,  Navistar  Financial  Securities
        Corporation,  as  Seller,  and  the  Bank of New  York,  as
        Master  Trust  Trustee  on  behalf  of  the  Series  2003-1
        Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar
        Financial Securities  Corporation's Form 8-K dated July 11,
        2003.  Commission File No. 033-87374.

10.41   Purchase  Agreement  dated as of October 31, 2003,  between the Corporation and Navistar  Financial Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2003-B Owner Trust, as Issuer.  Filed as Exhibit
        99.1   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated November 5, 2003.  Commission
        File No. 033-50291.

10.42   Pooling  Agreement dated as of October 31, 2003,  among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2003-B  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated November 5, 2003.  Commission File No. 033-50291.

10.43   Servicing  Agreement  dated as of October 31,  2003,  among
        the  Corporation,   as  Servicer,  and  Navistar  Financial
        Retail  Receivables  Corporation,  as Seller,  and Navistar
        Financial  2003-B Owner Trust, as Issuer.  Filed as Exhibit
        99.3   to    Navistar    Financial    Retail    Receivables
        Corporation's  Form 8-K dated November 5, 2003.  Commission
        File No. 033-50291.

10.44   Trust  Agreement  dated as of  October  31,  2003,  between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,    and   Chase   Manhattan   Bank   USA,   National
        Association,  as Owner  Trustee,  with  respect to Navistar
        Financial  2003-B  Owner  Trust.  Filed as  Exhibit  4.3 to
        Navistar  Financial Retail  Receivables  Corporation's Form
        8-K dated November 5, 2003.  Commission File No. 033-50291.

10.45   Indenture  dated as of October 31, 2003,  between  Navistar
        Financial  2003-B Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2003-B  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial Retail  Receivables  Corporation's Form 8-K dated
        November 5, 2003.  Commission File No. 033-50291.

10.46   Sixth  Amendment  to the  Pooling and  Servicing  Agreement
        dated as of October 31,  2003,  among the  Corporation,  as
        Servicer,  Navistar Financial  Securities  Corporation,  as
        Seller,  The Chase  Manhattan  Bank, as 1990 Trust Trustee,
        and The Bank of New York,  as Master Trust  Trustee.  Filed
        as Exhibit  4.7 to  Navistar  Financial  Dealer Note Master
        Owner   Trust's   Form  S-3/A  dated   December  23,  2003.
        Commission File No. 333-104639-01.

10.47   Fourth  Amendment  to the  Master  Inter-company  Agreement dated as of April 26,  1993,  between the  Corporation  and
        International.  Filed as Exhibit  3.1 to the  Corporation's
        Form  10-Q  dated  March  8,  2004.   Commission  File  No.
        001-04146.

10.48   First  Amendment  to  the  Credit  Agreement  dated  as  of
        December  8, 2000,  between  the  Corporation,  Arrendadora
        Financiera Navistar,  S.A. de C.V.,  Servicios  Financieros
        Navistar,  S.A. de C.V.,  and Navistar  Comercial,  S.A. de
        C.V.,  as  Borrowers,  and the  Chase  Manhattan  Bank,  as
        Administrative   Agent,   Bank   of   America,   N.A.,   as
        Syndication   Agent,  and  the  Bank  of  Nova  Scotia,  as
        Documentation   Agent,   with   respect   to   $820,000,000
        Revolving Credit and Competitive  Advance  Facility.  Filed
        as Exhibit 3.2 to the  Corporation's  Form 10-Q dated March
        8, 2004.  Commission File No. 001-04146.

10.49   Purchase  Agreement dated as of April 1, 2004,  between the
        Corporation  and  Navistar   Financial  Retail  Receivables
        Corporation,   as  Purchaser,   with  respect  to  Navistar
        Financial  2004-A Owner Trust, as Issuer.  Filed as Exhibit
        99.1 to Navistar Financial Retail  Receivables  Corporation
        Owner  Trust   2004-A's  Form  8-K  dated  April  5,  2004.
        Commission File No. 333-67112-01.

10.50   Pooling  Agreement  dated as of April 1,  2004,  among  the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2004-A  Owner  Trust,  as Issuer.  Filed as Exhibit  4.1 to
        Navistar  Financial Retail  Receivables  Corporation  Owner
        Trust  2004-A's  Form 8-K dated  April 5, 2004.  Commission
        File No. 333-67112-01.

10.51   Servicing  Agreement  dated as of April 1, 2004,  among the
        Corporation,  as Servicer,  and Navistar  Financial  Retail
        Receivables Corporation,  as Seller, and Navistar Financial
        2004-A  Owner  Trust,  as Issuer.  Filed as Exhibit 99.3 to
        Navistar  Financial Retail  Receivables  Corporation  Owner
        Trust  2004-A's  Form 8-K dated  April 5, 2004.  Commission
        File No. 333-67112-01.

10.52   Trust  Agreement  dated  as  of  April  1,  2004,   between
        Navistar  Financial  Retail  Receivables  Corporation,   as
        Seller,    and   Chase   Manhattan   Bank   USA,   National
        Association,  as Owner  Trustee,  with  respect to Navistar
        Financial  2004-A  Owner  Trust.  Filed as  Exhibit  4.3 to
        Navistar  Financial Retail  Receivables  Corporation  Owner
        Trust  2004-A's  Form 8-K dated  April 5, 2004.  Commission
        File No. 333-67112-01.

10.53   Indenture  dated  as of  April 1,  2004,  between  Navistar
        Financial  2004-A Owner Trust and The Bank of New York,  as
        Indenture  Trustee,  with  respect  to  Navistar  Financial
        2004-A  Owner  Trust.  Filed  as  Exhibit  4.2 to  Navistar
        Financial  Retail   Receivables   Corporation  Owner  Trust
        2004-A's  Form 8-K dated  April 5,  2004.  Commission  File
        No. 333-67112-01.

10.54   First  Amendment  to  the  Certificate  Purchase  Agreement
        dated as of January 28, 2000,  between  Navistar  Financial
        Securities  Corporation,  as seller,  the  Corporation,  as
        Servicer,  Receivable Capital  Corporation,  as the Conduit
        Purchaser,  Bank  of  America,  National  Association,   as
        administrative  Agent  for  the  Purchasers,  and  Bank  of
        America,  National  Association,  as a Committed Purchaser.
        Filed  as  Exhibit  99 on Form  10-Q  dated  June 9,  2004.
        Commission File No. 001-04146.

10.55   Indenture,  dated as of June  10,  2004,  between  Navistar
        Financial  Dealer Note Master Owner Trust,  as Issuer,  and
        The  Bank of New  York,  as  Indenture  Trustee.  Filed  as
        Exhibit 4.2 to Navistar  Financial Dealer Note Master Owner
        Trust's Form 8-K dated June 14, 2004.  Commission  File No.
        333-104639-01.

10.56   Master  Owner Trust  Agreement  dated as of June 10,  2004, between Navistar  Financial Dealer Note Master Owner Trust,
        as  Issuer,   and  The  Bank  of  New  York,  as  Indenture
        Trustee.  Filed  as  Exhibit  4.11  to  Navistar  Financial
        Dealer Note Master  Owner  Trust's  Form 8-K dated June 14,
        2004.  Commission File No. 333-104639-01.

10.57   Series  2004-1  Indenture  Supplement  dated as of June 10,
        2004,  between Navistar  Financial Dealer Note Master Owner
        Trust,  as Issuer,  and The Bank of New York,  as Indenture
        Trustee.   Filed  as  Exhibit  4.3  to  Navistar  Financial
        Dealer Note Master  Owner  Trust's  Form 8-K dated June 14,
        2004.  Commission File No. 333-104639-01.

10.58   Series  2004-1  Supplement  to the  Pooling  and  Servicing
        Agreement,   dated  as  of  June  10,   2004,   among   the
        Corporation,  as Servicer,  Navistar  Financial  Securities
        Corporation,  as  Seller,  and  the  Bank of New  York,  as
        Master  Trust  Trustee  on  behalf  of  the  Series  2004-1
        Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar
        Financial  Dealer Note Master Owner  Trust's Form 8-K dated
        June 14, 2004.  Commission File No. 333-104639-01.

10.59   Seventh  Amendment to the Pooling and  Servicing  Agreement
        dated  as of June  10,  2004,  among  the  Corporation,  as
        Servicer,  Navistar Financial  Securities  Corporation,  as
        Seller,  The Chase  Manhattan  Bank, as 1990 Trust Trustee,
        and The Bank of New York,  as Master Trust  Trustee.  Filed
        as Exhibit  4.6 to  Navistar  Financial  Dealer Note Master
        Owner  Trust's  Form 8-K dated  June 14,  2004.  Commission
        File No. 333-104639-01.

The following documents of The Corporation are filed herewith:

10.60   First  Amendment  to  the  Master  Inter-company  Agreement dated as of  September  30, 1996,  between the  Corporation and International.

10.61   Second  Amendment  to the  Master  Inter-company  Agreement dated as of August 16, 2000,  between the  Corporation  and
        International.

10.62   Third  Amendment  to  the  Master  Inter-company  Agreement dated  as  of  March  2002,  between  the  Corporation  and
        International.

10.63   Indenture,  dated as of November  21, 2000,  between  Truck
        Engine  Receivables  Master Trust and The Bank of New York,
        as Indenture Trustee.

10.64   Trust  Agreement  dated as of  November  21,  2000  between
        Truck Engine Receivables Financing Co., as Transferor,  and
        Chase Manhattan Bank USA,  National  Association,  as Owner
        Trustee.

10.65   Trust Sale and  Servicing  Agreement  dated as of  November
        21, 2000, among the Corporation,  as Servicer, Truck Engine
        Receivables  Financing  Co.,  as Seller,  and Truck  Engine
        Receivables Master Trust, as Trust.

10.66   Series 2000-1  Purchase  Agreement dated as of November 15,
        2000,  among Truck  Engine  Receivables  Financing  Co., as
        Seller, the Corporation,  as Servicer,  and The Bank of New
        York, as Indenture Trustee.

10.67   Series  2000-1  Indenture  Supplement  dated as of November
        21, 2000, among Truck Engine Receivables  Financing Co., as
        Issuer, and The Bank of New York, as Indenture Trustee.

10.68   Receivables  Sale  Agreement  dated  as of July  30,  2004, between Navistar Financial Retail Receivables  Corporation, as Purchaser, the Corporation, as Seller.

10.69   Receivables  Purchase  Agreement dated as of July 30, 2004, between Navistar Financial Retail Receivables  Corporation, as Seller, the Corporation,  as Servicer, and Royal Bank of
        Canada, as Agent.